UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-21634

Access One Trust

(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000	Bethesda, MD	20814
(Address of principal executive offices)		(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (240) 497-6400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Reports to Stockholders.

Annual Report

OCTOBER 31, 2017

Access One Trust

Access Flex Bear High Yield FundSM

Access Flex High Yield FundSM

Table of Contents

1	Message from the Chairman
3	Management Discussion of Fund Performance
7	Expense Examples
11	Financial Statements and Financial Highlights
21	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Board Approval of Independent Advisory Agreements
35	Trustees and Executive Officers

Receive investor materials electronically:

Shareholders may sign up for electronic delivery of investor materials. By doing so, you will receive the information faster and help us reduce the impact on the environment of providing these materials. To enroll in electronic delivery,

1.	Go to www.icsdelivery.com
2.	Select the first letter of your brokerage firm’s name.
3.	From the list that follows, select your brokerage firm. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm.
4.	Complete the information requested, including the e-mail address where you would like to receive notifications for electronic documents.

Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel electronic delivery at any time and revert to physical delivery of your materials. Just go to www.icsdelivery.com, perform the first three steps above, and follow the instructions for cancelling electronic delivery. If you have any questions, please contact your brokerage firm.

Message from the Chairman

Dear Shareholder:

I am pleased to present the Access Funds Annual Report to shareholders for the 12 months ended October 31, 2017.

High-Yield Bonds Strong

U.S. fixed income results were mixed for the 12-month period. High-yield and investment grade bonds showed solid gains, but Treasurys were down and the broader bond market was relatively weak. High-yield corporates were up 8.1%, as measured by the Markit iBoxx® $ Liquid High Yield Index. Investment grade rose not quite half as much, up 3.6%, according to the Markit iBoxx® $ Liquid Investment Grade Index. Intermediate and long-dated Treasurys both declined for the period, losing 2.9% and 3.7% respectively, according to Ryan Labs 10 and 30 Year Treasury Indexes. The overall bond market was rather flat, with returns up just 0.9% by the Bloomberg Barclays U.S. Aggregate Bond Index.

The high-yield market enjoyed solid gains in the wake of last year’s presidential election, and much of that momentum continued into 2017. Failed government initiatives and rising geopolitical tensions brought some skepticism to high yield in the late first and second quarters, but strong equity markets throughout the period, low volatility, low default rates, and solid oil prices all served as steady tailwinds in support of positive high-yield results.

The JPMorgan Domestic High Yield Summary Yield to Maturity fluctuated through the period, but was largely range-bound. Yields opened November 2016 at 7.0% and dropped to 6.4% by the end of the period in October 2017.

Economic Growth Beats Estimates

The U.S. economy got off to a slow start in 2017, expanding at its slowest rate in three years during the first quarter before recovering and growing by 3.1% in the second quarter. Forecasters underestimated third quarter growth, influenced by events like the Fed’s announcement that it would begin unwinding its balance sheet and devastating hurricanes in Texas and Florida. A 2.5 % rise was anticipated, but advance estimates for the third quarter show GDP growing at 3.0%, due in large part to increased business investment and consumer spending. 2017 has also seen a slower pace of job growth than many recent years, but the October jobs report showed unemployment sink to 4.1%, a 17-year low.

Fund Performance

Access Flex High Yield Investor Class shares gained 6.6% during the period, while the Access Flex Bear High Yield Investor Class shares declined 6.1%.

Visit Our Website for More Information

The Access Flex High Yield funds let you turn your view on the direction of high yield into an investment opportunity. I invite you to learn about additional ProFunds opportunities across a wide variety of domestic and international asset classes, sectors and indexes by visiting ProFunds.com. We appreciate the trust you have placed in us and look forward to continuing to serve your investing needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

This Page Intentionally Left Blank

Management Discussion of
Fund Performance

This Page Intentionally Left Blank

Management Discussion of Fund Performance :: Access One Trust :: Access Flex Bear High Yield Fund :: 5

The Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (-1x) of the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark. For the year ended October 31, 2017, the Fund (Investor Class shares) had a total return of -6.09%. For the same period, the JPMorgan Domestic High Yield Index, a widely used measure of high yield market performance, had a total return of 9.35%1. The total return for the 5-year U.S. Treasury Note was -1.53%2.

Access Flex Bear High Yield Fund is designed to maintain inverse exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Flex Bear High Yield Fund seeks to achieve its high yield exposure primarily through credit default swaps (CDS) and 5-year treasury exposure but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt, money market instruments, total return swap agreements and futures contracts.

During the year ended October 31, 2017, the Fund invested in credit default swap agreements and futures contracts as a substitute for shorting high yield bonds. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into credit default swap agreements that were centrally cleared. In a centrally cleared swap agreement, the clearing organization takes on the credit risk of all parties involved in the trade, and in effect, guarantees each party’s obligations under the contract. As a result, each party involved in a centrally cleared contract only faces the clearing organization. There can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the Access Flex Bear High Yield Fund from October 31, 2007 to October 31, 2017, assuming the reinvestment of distributions.
Average Annual Total Return as of 10/31/17

Fund	One Year	Five Year	Ten Year
Investor	-6.09%	-9.84%	-11.65%
Service	-6.55%	-10.64%	-12.50%
JPMorgan Domestic High Yield Index	9.35%	6.49%	8.02%
Expense Ratios**

Fund	Gross	Net
Investor	4.24%	1.78%
Service	5.24%	2.78%
**	Reflects the expense ratio as reported in the Prospectus dated February 28, 2017. Contractual fee waivers are in effect through February 28, 2018. See Financial Highlights for effective expense ratios.
Allocation of Portfolio Holdings & Composition

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap Agreements	(95)%
Futures Contracts	(89)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access Flex Bear High Yield Fund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	(24)%
Consumer Non-Cyclical	(14)%
Communications	(13)%
Energy	(12)%
Financial	(12)%
Basic Materials	(8)%
Industry	(7)%
Technology	(5)%
Utilities	(5)%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.ProFunds.com.

1	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2	The 5-year U.S. Treasury Note reflects both price return and yield components. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees.

Investments in high yield bonds or in investments linked to the high yield market are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed by the U.S. government as to the timely payment of principal and interest, if held to maturity. Both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

6 :: Access One Trust :: Access Flex High Yield Fund :: Management Discussion of Fund Performance

The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark. For the year ended October 31, 2017, the Fund (Investor Class shares) had a total return of 6.58%. For the same period, the JPMorgan Domestic High Yield Index, a widely used measure of high yield market performance, had a total return of 9.35%1. The total return for the 5-year U.S. Treasury Note was -1.53%2.

Access Flex High Yield Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Flex High Yield Fund seeks to achieve its high yield exposure primarily through credit default swaps (CDS) and 5-year treasury exposure but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt, money market instruments, total return swap agreements and futures contracts.

During the year ended October 31, 2017, the Fund invested in credit default swap agreements and futures contracts as a substitute for investing directly in high yield bonds. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into credit default swap agreements that were centrally cleared. In a centrally cleared swap agreement, the clearing organization takes on the credit risk of all parties involved in the trade, and in effect, guarantees each party’s obligations under the contract. As a result, each party involved in a centrally cleared contract only faces the clearing organization. There can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the Access Flex High Yield Fund from October 31, 2007 to October 31, 2017, assuming the reinvestment of distributions.
Average Annual Total Return as of 10/31/17

Fund	One Year	Five Year	Ten Year
Investor	6.58%	5.43%	6.41%
Service	5.54%	4.39%	5.37%
JPMorgan Domestic High Yield Index	9.35%	6.49%	8.02%
Expense Ratios**

Fund	Gross	Net
Investor	1.64%	1.64%
Service	2.64%	2.64%
**	Reflects the expense ratio as reported in the Prospectus dated February 28, 2017. Contractual fee waivers are in effect through February 28, 2018. See Financial Highlights for effective expense ratios.
Allocation of Portfolio Holdings & Composition

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap Agreements	85%
Futures Contracts	6%
U.S. Treasury Obligation	63%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access Flex High Yield Fund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	24%
Consumer Non-Cyclical	14%
Communications	13%
Energy	12%
Financial	12%
Basic Materials	8%
Industry	7%
Technology	5%
Utilities	5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.ProFunds.com.

1	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2	The 5-year U.S. Treasury Note reflects both price return and yield components. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees.

Investments in high yield bonds or in investments linked to the high yield market are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed by the U.S. government as to the timely payment of principal and interest, if held to maturity. Both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Expense Examples

This Page Intentionally Left Blank

Expense Examples (unaudited) :: Access One Trust :: 9

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees; and (2) ongoing costs, including management fees; distribution fees and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher. Therefore, these examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended October 31, 2017.

The columns below under the heading entitled “Actual” provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purpose

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended October 31, 2017.

The columns below under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Annualized Expense Ratio During Period	Beginning Account Value 5/1/17	Actual		Hypothetical (5% return before expenses)
			Ending Account Value 10/31/17	Expenses Paid During Period*	Ending Account Value 10/31/17	Expenses Paid During Period*
Access Flex Bear High Yield Fund – Investor	1.78%	$1,000.00	$1,001.30	$8.98	$1,016.23	$9.05
Access Flex Bear High Yield Fund – Service	2.78%	1,000.00	1,000.60	14.02	1,011.19	14.09
Access Flex High Yield Fund – Investor	1.79%	1,000.00	1,025.80	9.14	1,016.18	9.10
Access Flex High Yield Fund – Service	2.79%	1,000.00	1,020.40	14.21	1,011.14	14.14
*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

This Page Intentionally Left Blank

Financial Statements and
Financial Highlights

This Page Intentionally Left Blank

October 31, 2017 :: Schedule of Portfolio Investments :: Access One Trust :: Access Flex Bear High Yield Fund :: 13

Repurchase Agreements (52.4%)
	Principal Amount	Value
HSBC Securities (USA), Inc., 0.93%, 11/1/17, dated 10/31/17, with a repurchase price of $72,002 (Collateralized by $139,000 U.S. Treasury STRIPS, 2.857%†, 2/15/40, total value $73,867)	$72,000	$72,000
RBC Capital Markets LLC, 0.97%, 11/1/17, dated 10/31/17, with a repurchase price of $113,003 (Collateralized by $109,600 U.S. Treasury Inflation-Protected Securities (TIPS), 0.125%, 4/15/20, total value $115,354)	113,000	113,000
RBS Securities, Inc., 0.95%, 11/1/17, dated 10/31/17, with a repurchase price of $94,002 (Collateralized by $96,100 U.S. Treasury Notes, 1.75%, 5/31/22, total value $95,940)	94,000	94,000

Repurchase Agreements (continued)
	Principal Amount	Value
Societe’ Generale, 1.03%, 11/1/17, dated 10/31/17, with a repurchase price of $130,004 (Collateralized by $126,300 U.S. Treasury Inflation-Protected Securities (TIPS), 0.125%, 4/15/19, total value $132,640)	$130,000	$130,000
UMB Bank, N.A., 0.93%, 11/1/17, dated 10/31/17, with a repurchase price of $3,000 (Collateralized by $3,100 U.S. Treasury Notes, 1.125%, 12/31/19, total value $3,079)	3,000	3,000
TOTAL REPURCHASE AGREEMENTS (Cost $412,000)		412,000
TOTAL INVESTMENT SECURITIES (Cost $412,000) – 52.4%		412,000
Net other assets (liabilities) – 47.6%		374,916
NET ASSETS – (100.0%)		$786,916
†	Represents the effective yield or interest rate in effect at October 31, 2017.

STRIPS Separate Trading of Registered Interest and Principal of Securities.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Futures Contracts	6	1/2/18	$(709,655)	$(702,937)	$6,718

Centrally Cleared Swap Agreements

Credit Default Swap Agreements — Buy Protection(a)

Underlying Instrument	Payment Frequency	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at October 31, 2017(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement; Series 29	Daily	5.00%	12/20/22	3.11%	750,000	$(63,168)	$(55,781)	$(7,387)
						$(63,168)	$(55,781)	$(7,387)
(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

14 :: Access One Trust :: Access Flex High Yield Fund :: Schedule of Portfolio Investments :: October 31, 2017

U.S. Treasury Obligation (63.3%)
	Principal Amount	Value
U.S. Treasury Notes, 2.00%, 10/31/22	$19,440,000	$19,427,091
TOTAL U.S. TREASURY OBLIGATION (Cost $19,395,220)		19,427,091
Repurchase Agreements (32.5%)
HSBC Securities (USA), Inc., 0.93%, 11/1/17, dated 10/31/17, with a repurchase price of $1,752,045 (Collateralized by $3,363,000 U.S. Treasury STRIPS, 2.857%†, 2/15/40, total value $1,787,152)	1,752,000	1,752,000
RBC Capital Markets LLC, 0.97%, 11/1/17, dated 10/31/17, with a repurchase price of $2,733,074 (Collateralized by $2,387,800 U.S. Treasury Inflation-Protected Securities (TIPS), 1.125%, 1/15/21, total value $2,787,757)	2,733,000	2,733,000
RBS Securities, Inc., 0.95%, 11/1/17, dated 10/31/17, with a repurchase price of $2,278,060 (Collateralized by $2,327,500 U.S. Treasury Notes, 1.75%, 5/31/22, total value $2,323,625)	2,278,000	2,278,000

Repurchase Agreements (continued)
	Principal Amount	Value
Societe’ Generale, 1.03%, 11/1/17, dated 10/31/17, with a repurchase price of $3,154,090 (Collateralized by $3,063,400 U.S. Treasury Inflation-Protected Securities (TIPS), 0.125%, 4/15/19, total value $3,217,183)	$3,154,000	$3,154,000
UMB Bank, N.A., 0.93%, 11/1/17, dated 10/31/17, with a repurchase price of $50,001 (Collateralized by $51,400 U.S. Treasury Notes, 1.125%, 12/31/19, total value $51,056)	50,000	50,000
TOTAL REPURCHASE AGREEMENTS (Cost $9,967,000)		9,967,000
TOTAL INVESTMENT SECURITIES (Cost $29,362,220) – 95.8%		29,394,091
Net other assets (liabilities) – 4.2%		1,298,720
NET ASSETS – (100.0%)		$30,692,811
†	Represents the effective yield or interest rate in effect at October 31, 2017.

STRIPS Separate Trading of Registered Interest and Principal of Securities.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Futures Contracts	17	1/2/18	$2,000,128	$1,991,656	$(8,472)

Centrally Cleared Swap Agreements

Credit Default Swap Agreements — Sell Protection(a)

Underlying Instrument	Payment Frequency	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2017(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement; Series 29	Daily	5.00%	12/20/22	3.09%	$25,960,000	$2,186,452	$1,931,060	$255,392
						$2,186,452	$1,931,060	$255,392
(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

October 31, 2017 :: Statements of Assets and Liabilities :: Access One Trust :: 15

	Access Flex Bear High Yield Fund	Access Flex High Yield Fund
ASSETS:
Total Investment Securities, at cost	$412,000	$29,362,220
Securities, at value	—	19,427,091
Repurchase agreements, at value	412,000	9,967,000
Total Investment Securities, at value	412,000	29,394,091
Cash	430	19,395,546
Segregated cash balances for futures contracts with brokers	4,125	11,688
Segregated cash balances for credit default swap agreements with brokers	23,343	1,332,291
Interest receivable	11	1,345
Receivable for capital shares issued	6,000	3,195
Receivable for closed swap positions	64,755	—
Due from Advisor under a Receivables Agreement	279,745	—
Variation margin on futures contracts	609	—
Variation margin on credit default swap agreements	—	40,183
Prepaid expenses	8,183	33,551
TOTAL ASSETS	799,201	50,211,890
LIABILITIES:
Payable for investments purchased	—	19,395,197
Payable for capital shares redeemed	7,431	17,966
Variation margin on futures contracts	—	1,727
Variation margin on credit default swap agreements	1,161	—
Advisory fees payable	889	20,877
Management services fees payable	178	4,175
Administration fees payable	23	943
Distribution and services fees payable – Service Class	112	4,489
Transfer agency fees payable	59	2,848
Fund accounting fees payable	28	1,125
Compliance services fees payable	2	86
Service fees payable	5	186
Other accrued expenses	2,397	69,460
TOTAL LIABILITIES	12,285	19,519,079
NET ASSETS	$786,916	$30,692,811
NET ASSETS CONSIST OF:
Capital	$20,339,496	$32,515,540
Accumulated net investment income (loss)	(54,759)	109,474
Accumulated net realized gains (losses) on investments	(19,497,152)	(2,210,994)
Net unrealized appreciation (depreciation) on investments	(669)	278,791
NET ASSETS	$786,916	$30,692,811
NET ASSETS:
Investor Class	$671,062	$25,366,594
Service Class	115,854	5,326,217
SHARES OF BENEFICIAL INTEREST OUTSTANDING
(unlimited number of shares authorized, no par value):
Investor Class	17,535	756,400
Service Class	3,396	162,404
NET ASSET VALUE:
(offering and redemption price per share)
Investor Class	$38.27	$33.54
Service Class	34.11	32.80

See accompanying notes to the financial statements.

16 :: Access One Trust :: Statements of Operations :: For the Year Ended October 31

	Access Flex Bear High Yield Fund	Access Flex High Yield Fund
	Year Ended October 31, 2017	Year Ended October 31, 2017
INVESTMENT INCOME:
Interest	$6,373	$462,411
EXPENSES:
Advisory fees	10,024	262,303
Management services fees	2,005	52,461
Administration fees	505	13,173
Distribution and services fees – Service Class	1,200	69,266
Transfer agency fees	1,099	35,883
Administrative services fees	2,739	60,512
Registration and filing fees	34,967	76,326
Custody fees	191	5,234
Fund accounting fees	568	14,888
Trustee fees	43	1,060
Compliance services fees	10	253
Service fees	96	2,537
Audit fees	1,343	54,937
Other fees	2,295	53,447
Total Gross Expenses before reductions	57,085	702,280
Expenses reduced and reimbursed by the Advisor	(32,093)	—
TOTAL NET EXPENSES	24,992	702,280
NET INVESTMENT INCOME (LOSS)	(18,619)	(239,869)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	—	(559,812)
Net realized gains (losses) on futures contracts	(6,261)	(6,304)
Net realized gains (losses) on swap agreements	(52,203)	2,226,927
Change in net unrealized appreciation/depreciation on investment securities	—	(30,649)
Change in net unrealized appreciation/depreciation on futures contracts	1,723	(7,397)
Change in net unrealized appreciation/depreciation on swap agreements	(27,652)	377,932
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(84,393)	2,000,697
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(103,012)	$1,760,828

See accompanying notes to the financial statements.

For the Years Ended October 31 :: Statements of Changes in Net Assets :: Access One Trust :: 17

	Access Flex Bear High Yield Fund				Access Flex High Yield Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(18,619)		$(36,167)		$(239,869)	$(534,798)
Net realized gains (losses) on investments	(58,464)		(150,815)		1,660,811	3,938,885
Change in net unrealized appreciation/depreciation on investments	(25,929)		63,499		339,886	(522,918)
Change in net assets resulting from operations	(103,012)		(123,483)		1,760,828	2,881,169
DISTRIBUTIONS TO SHAREHOLDERS FROM:
In excess of net investment income
Investor Class	—		—		(946,905)	(887,264)
Service Class	—		—		(164,963)	(372,779)
Change in net assets resulting from distributions	—		—		(1,111,868)	(1,260,043)
Change in net assets resulting from capital transactions	(2,307,571)		1,638,196		(20,307,383)	14,216,069
Change in net assets	(2,410,583)		1,514,713		(19,658,423)	15,837,195
NET ASSETS:
Beginning of period	3,197,499		1,682,786		50,351,234	34,514,039
End of period	$786,916		$3,197,499		$30,692,811	$50,351,234
Accumulated net investment income (loss)	$(54,759)		$(114,661)		$109,474	$308,994
CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	$34,675,430		$51,177,495		$210,525,849	$190,556,033
Distributions reinvested	—		—		936,239	871,805
Value of shares redeemed	(36,938,595)		(49,543,394)		(228,102,013)	(163,004,252)
Service Class
Proceeds from shares issued	55,434		2,989,551		12,183,594	151,012,848
Distributions reinvested	—		—		164,963	369,207
Value of shares redeemed	(99,840)		(2,985,456)		(16,016,015)	(165,589,572)
Change in net assets resulting from capital transactions	$(2,307,571)		$1,638,196		$(20,307,383)	$14,216,069
SHARE TRANSACTIONS:
Investor Class
Issued	893,813	(a)	1,166,355	(a)	6,340,413	5,894,676
Reinvested	—		—		28,428	27,304
Redeemed	(950,577	)(a)	(1,125,317	)(a)	(6,883,547)	(5,025,548)
Service Class
Issued	1,580	(a)	71,788	(a)	380,740	4,827,151
Reinvested	—		—		5,128	12,137
Redeemed	(2,818	)(a)	(71,149	)(a)	(500,460)	(5,220,495)
Change in shares	(58,002)		41,677		(629,298)	515,225
(a)	As described in Note 9, adjusted for 5:1 reverse stock split that occurred on December 5, 2016.

See accompanying notes to the financial statements.

18 :: Access One Trust :: Financial Highlights

Access One Trust Financial Highlights FOR THE PERIODS INDICATED

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	In Excess of Net Investment Income	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses		Net Investment Income (Loss)	Net Assets, End of Period (000's)	Portfolio Turnover Rate(b)
Access Flex Bear High Yield Fund(c)
Investor Class
Year Ended October 31, 2017	$40.76	(0.50)	(1.99)	(2.49)	—	—		—	$38.27	(6.09	)%(d)	4.18%	1.78%		(1.30)%	$671	—
Year Ended October 31, 2016	$45.65	(0.70)	(4.19)	(4.89)	—	—		—	$40.76	(10.73)%		4.24%	1.78%		(1.63)%	$3,028	—
Year Ended October 31, 2015	$48.90	(0.80)	(2.45)	(3.25)	—	—		—	$45.65	(6.65)%		2.69%	1.78%		(1.75)%	$1,518	—
Year Ended October 31, 2014	$53.35	(0.90)	(3.55)	(4.45)	—	—		—	$48.90	(8.34)%		2.47%	1.84	%(e)	(1.83)%	$3,777	—
Year Ended October 31, 2013	$64.25	(1.00)	(9.90)	(10.90)	—	—		—	$53.35	(16.96)%		2.30%	1.73%		(1.70)%	$8,168	—
Service Class
Year Ended October 31, 2017	$36.49	(0.85)	(1.53)	(2.38)	—	—		—	$34.11	(6.55	)%(d)	5.18%	2.78%		(2.30)%	$116	—
Year Ended October 31, 2016	$41.25	(1.10)	(3.66)	(4.76)	—	—		—	$36.49	(11.62)%		5.24%	2.78%		(2.63)%	$169	—
Year Ended October 31, 2015	$44.60	(1.25)	(2.10)	(3.35)	—	—		—	$41.25	(7.40)%		3.69%	2.78%		(2.75)%	$165	—
Year Ended October 31, 2014	$49.20	(1.40)	(3.20)	(4.60)	—	—		—	$44.60	(9.35)%		3.47%	2.84	%(e)	(2.83)%	$879	—
Year Ended October 31, 2013	$59.85	(1.55)	(9.10)	(10.65)	—	—		—	$49.20	(17.79)%		3.32%	2.75%		(2.72)%	$168	—
Access Flex High Yield Fund
Investor Class
Year Ended October 31, 2017	$32.66	(0.16)	2.27	2.11	(1.23)	—		(1.23)	$33.54	6.58	%(f)	1.81%	1.81%		(0.49)%	$25,367	1,517%
Year Ended October 31, 2016	$33.89	(0.26)	1.94	1.68	(2.91)	—		(2.91)	$32.66	5.50%		1.64%	1.64%		(0.80)%	$41,517	1,851%
Year Ended October 31, 2015	$33.83	(0.36)	0.82	0.46	(0.40)	—	(g)	(0.40)	$33.89	1.38%		1.83%	1.83%		(1.06)%	$12,697	2,247%
Year Ended October 31, 2014	$34.24	(0.32)	1.45	1.13	(1.54)	—		(1.54)	$33.83	3.38%		1.73%	1.73%		(0.95)%	$52,313	1,732%
Year Ended October 31, 2013	$31.50	(0.36)	3.64	3.28	(0.54)	—		(0.54)	$34.24	10.52%		1.62%	1.62%		(1.10)%	$39,057	1,910%
Service Class
Year Ended October 31, 2017	$31.89	(0.48)	2.22	1.74	(0.83)	—		(0.83)	$32.80	5.54	%(f)	2.81%	2.81%		(1.49)%	$5,326	1,517%
Year Ended October 31, 2016	$33.15	(0.57)	1.90	1.33	(2.59)	—		(2.59)	$31.89	4.53%		2.64%	2.64%		(1.80)%	$8,834	1,851%
Year Ended October 31, 2015	$33.20	(0.69)	0.80	0.11	(0.16)	—	(g)	(0.16)	$33.15	0.30%		2.83%	2.83%		(2.06)%	$21,817	2,247%
Year Ended October 31, 2014	$33.59	(0.65)	1.44	0.79	(1.18)	—		(1.18)	$33.20	2.40%		2.73%	2.73%		(1.95)%	$10,829	1,732%
Year Ended October 31, 2013	$31.03	(0.69)	3.59	2.90	(0.34)	—		(0.34)	$33.59	9.39%		2.62%	2.62%		(2.10)%	$51,295	1,910%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	As described in Note 9, adjusted for 5:1 reverse share split that occurred on December 5, 2016.
(d)	During the year ended October 31, 2017, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 3.30%.
(e)	The expense ratio does not correlate to the applicable expense limits given that the annual contractual limitation is applied for the one year periods ended February 28th of each year (February 29th of a leap year), instead of coinciding with the October 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(f)	During the year ended October 31, 2017, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.76%.
(g)	Amount is less than $0.005.

See accompanying notes to the financial statements.

Notes to Financial Statements

This Page Intentionally Left Blank

October 31, 2017 :: Notes to Financial Statements :: Access One Trust :: 21

1. Organization

The Access One Trust (the “Trust”) consists of three separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and thus follows accounting and reporting guidance for investment companies. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to Access Flex Bear High Yield Fund and Access Flex High Yield Fund (collectively, the “Funds” and individually a “Fund”). Each Fund is classified as non-diversified under the 1940 Act. Each Fund has two classes of shares outstanding: an Investor Class and a Service Class.

Each class of shares has identical rights and privileges except with respect to fees paid under the Distribution and Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.

Repurchase Agreements

Each Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques it employs, or for liquidity purposes.

Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions whose creditworthiness is continuously monitored by ProFund Advisors LLC (the “Advisor”). In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and ProFunds (an affiliated trust) invest in repurchase agreements jointly. Each Fund, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

Information concerning the counterparties, value of, collateralization and amounts due under Repurchase Agreement transactions may be found on each Fund’s Schedule of Portfolio Investments.

Derivative Instruments

Each Fund maintains exposure to the high yield market (i.e., U.S. corporate high yield debt market), regardless of market conditions. This means the Funds do not adopt defensive positions in cash or other instruments in anticipation of an adverse market climate. The Access Flex Bear High Yield Fund invests primarily in derivatives and money market instruments that the Advisor believes, in combination, should provide investment results that inversely correspond to the high yield market. The Access Flex High Yield Fund invests primarily in derivatives, money market instruments, and U.S. Treasury obligations that the Advisor believes, in combination, should provide investment results that correspond to the high yield market. During the year ended October 31, 2017, the Funds held credit default swap agreements

22 :: Access One Trust :: Notes to Financial Statements :: October 31, 2017

for credit exposure to the high yield market and futures contracts and/or treasury notes for interest rate exposure to meet each Fund’s investment objective.

All open derivative positions at year end are reflected on each respective Fund’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as each Fund transacts in derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with each Fund’s investment objective.

The notional amount of open derivative positions relative to each Fund’s net assets at year end is generally representative of the notional amount of open positions to net assets throughout the reporting period.

The Advisor is registered as a commodity pool operator (a “CPO”) under the Commodity Exchange Act (“CEA”), in connection with its management of certain funds outside of the Trust. The Advisor also registered as a commodity trading advisor (a “CTA”) under the CEA as a result of its role as subadvisor to funds outside the Trust. However, in connection with its management of the Funds, the Advisor has claimed an exclusion from the definition of CPO under the CEA, pursuant to Commodities Futures Trading Commission (“CFTC”) Regulation 4.5 due to each of the Fund’s limited trading in commodity interests. Accordingly, with respect to the Funds, the Advisor is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including certain swap transactions (as well as futures). In the event that any of the Fund’s investments in commodity interests are not within the thresholds set forth in the exemption, the Advisor will not be able to rely on the exclusion, and will be required to comply with the additional recordkeeping, reporting, and disclosure requirements with respect to such fund. The Advisor’s eligibility to claim the exclusion with respect to each Fund is based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purpose of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to swaps and futures on broad-based securities indexes and interest rates) is limited by the Advisor’s intention to operate the Fund in a manner that would permit the Advisor to continue to claim the exclusion, which may affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exclusion and is required to register with the CFTC as a CPO with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s return.

The following is a description of the derivative instruments utilized by the Funds, including certain risks related to each instrument type.

Swap Agreements

As of October 31, 2017, the Access Flex Bear High Yield Fund invested in centrally cleared credit default swaps as a substitute for shorting bonds in order to gain inverse credit exposure to the high yield market. As of October 31, 2017, the Access Flex High Yield Fund invested in centrally cleared credit default swaps as a substitute for investing directly in bonds in order to gain credit exposure to the high yield market.

In a credit default swap (“CDS”), the agreement will reference one or more debt securities or reference entities. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the full notional value of the swap; or b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default. A CDS may require premium (discount) payments as well as daily payments (receipts) related to the interest leg of the swap or to the default or change in price of a reference entity.

The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because, generally, a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party’s performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund.

If a Fund is a seller of a CDS contract (also referred to as a seller of protection or as a buyer of risk), the Fund would be required to pay the par (or other agreed upon) value of a referenced obligation to the counterparty in the event of a default or other credit event. In return, the Fund would receive from the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a buyer of a CDS contract (also referred to as a buyer of protection or a seller of risk), the Fund would have the right to deliver a reference obligation and receive the par (or other agreed-upon) value of such obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade). In return, the Fund would pay the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

The Funds enter into a CDS with multiple reference entities, in which case payments and settlements in respect of any defaulting reference entity would typically be dealt with separately from the other reference entities.

October 31, 2017 :: Notes to Financial Statements :: Access One Trust :: 23

Upon entering into a cleared CDS, a Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. The Advisor, under the supervision of the Trust’s Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.

Futures Contracts

The Funds may purchase or sell futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. As of October 31, 2017, each Fund held cash-settled U.S. Treasury note futures contracts. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold), there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether the Funds realize a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a Fund’s loss from an unhedged short position in a futures contract is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on that investment. The Funds will engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although a Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

24 :: Access One Trust :: Notes to Financial Statements :: October 31, 2017

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of October 31, 2017.

	Assets		Liabilities
Fund	Variation Margin on Futures Contracts*	Variation Margin on Credit Default Swap Agreements*	Variation Margin on Futures Contracts*	Variation Margin on Credit Default Swap Agreements*
Credit Risk Exposure:
Access Flex Bear High Yield Fund	$—	$—	$—	$7,387
Access Flex High Yield Fund	—	255,392	—	—
Interest Rate Risk Exposure:
Access Flex Bear High Yield Fund	$6,718	$—	$—	$—
Access Flex High Yield Fund	—	—	8,472	—
*	Includes cumulative appreciation/depreciation of futures contracts and cumulative unrealized gain (loss) on credit default swap agreements as reported in the Schedules of Portfolio Investments. Only current day’s variation margin for both futures contracts and credit default swap agreements are reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Fund’s Statement of Operations, categorized by risk exposure, for the year ended October 31, 2017.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations		Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Change in Net Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/ Depreciation on Swap Agreements
Credit Risk Exposure:
Access Flex Bear High Yield Fund	$—	$(52,203)	$—	$(27,652)
Access Flex High Yield Fund	—	2,226,927	—	377,932
Interest Rate Risk Exposure:
Access Flex Bear High Yield Fund	$(6,261)	$—	$1,723	—
Access Flex High Yield Fund	(6,304)	—	(7,397)	—

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

The Access Flex Bear High Yield Fund intends to declare and distribute net investment income at least annually, if any. The Access Flex High Yield Fund intends to declare and distribute net investment income at least quarterly, if any. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., differing treatment on certain swap agreements, net operating loss, distribution reclassification, and equalization), such amounts are reclassified within the composition of net assets

October 31, 2017 :: Notes to Financial Statements :: Access One Trust :: 25

based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

Each of the Funds intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds intend to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of October 31st.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as “Fees paid indirectly.”

Investment Company Modernization

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in this Form N-CSR filing dated October 31, 2017. The Funds’ compliance date for Form N-PORT is June 30, 2018, and the

Funds will make their initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ending June 30, 2018, the Funds will be required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Funds’ compliance date for Form N-CEN is June 1, 2018, and the Funds will make their initial filing on Form N-CEN for the period ending October 31, 2018. Form N-CEN will replace Form N-SAR filings. The Funds’ adoption of these amendments, effective with the financial statements prepared as of October 31, 2017, had no effect on the Funds’ net assets or results of operations.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These valuation techniques distinguish between market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is

26 :: Access One Trust :: Notes to Financial Statements :: October 31, 2017

determined and are typically categorized as Level 1 in the fair value hierarchy. Swap agreements are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and ask quotes and are typically categorized as Level 2 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied.

Security prices are generally valued at their market value using information provided by a third party pricing service or market quotations or other procedures approved by the Trust’s Board of Trustees. The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are generally valued on the basis of the mean between the bid and asked quotes furnished by dealers actively trading those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Short-term fixed-income securities maturing in sixty days or less, and of sufficient credit quality, may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the Advisor determines that the market price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the year ended October 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of October 31, 2017, based upon the three levels defined above, is included in the table below:

	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instrumentsˆ	Investment Securities	Other Financial Instrumentsˆ	Investment Securities	Other Financial Instrumentsˆ
Access Flex Bear High Yield Fund
Repurchase Agreements	$—	$—	$412,000	$—	$412,000	$—
Futures Contracts	—	6,718	—	—	—	6,718
Credit Default Swap Agreements	—	—	—	(7,387)	—	(7,387)
Total	$—	$6,718	$412,000	$(7,387)	$412,000	$(669)
Access Flex High Yield Fund
U.S. Treasury Obligation	$—	$—	$19,427,091	$—	$19,427,091	$—
Repurchase Agreements	—	—	9,967,000	—	9,967,000	—
Futures Contracts	—	(8,472)	—	—	—	(8,472)
Credit Default Swap Agreements	—	—	—	255,392	—	255,392
Total	$—	$(8,472)	$29,394,091	$255,392	$29,394,091	$246,920
ˆ	Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts and credit default swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

October 31, 2017 :: Notes to Financial Statements :: Access One Trust :: 27

4. Fees and Transactions with Affiliates and Other Parties

The Funds have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Funds each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective Fund.

In addition, subject to the condition that the aggregate daily net assets of the Trust and ProFunds be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net assets in excess of $500 million to $1 billion, 0.05% of the Fund’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the Fund’s daily net assets in excess of $2 billion. During the year ended October 31, 2017, no Fund’s annual investment advisory fee was subject to such reductions.

Citi Fund Services Ohio, Inc. (“Citi”), acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at a tier rate ranging from 0.00375% to 0.05% and a base fee for certain filings. Administration fees also include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program.

Citi also acts as fund accounting agent for the Trust. For these services, the Trust pays Citi an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at a tier rate ranging from 0.00375% to 0.03%, a base fee and reimbursement of certain expenses.

FIS Investor Services LLC (“FIS”) acts as transfer agent for the Trust. For these services, the Trust pays FIS a base fee, account and service charges, and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust’s Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay financial intermediaries such as broker-dealers, investment advisors and the Distributor up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for service and distribution-related activities and/or shareholder services with respect to Service Class shares.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Funds. For these services, each Fund pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly base fee as reflected on the Statements of Operations as “Service fees.”

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative services fees.”

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Prior to January 1, 2017, the Trust, together with affiliated Trusts, paid each Independent Trustee compensation for his services at the annual rate of $155,000. Independent Trustees also received $7,500 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. Effective January 1, 2017, the Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services at the annual rate of $185,000. Independent Trustees also receive $10,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. During the year ended October 31, 2017, actual Trustee compensation was $663,000 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Funds reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statements of Operations as “Compliance services fees.”

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Funds for the periods listed below in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses as determined under GAAP) as follows:

	For the Period February 29, 2016 through February 28, 2017		For the Period February 28, 2017 through February 28, 2018
	Investor Class	Service Class	Investor Class	Service Class
Access Flex Bear High Yield Fund	1.78%	2.78%	1.78%	2.78%
Access Flex High Yield Fund	1.78%	2.78%	1.95%	2.95%

28 :: Access One Trust :: Notes to Financial Statements :: October 31, 2017

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit in effect at the time of the waiver, and the expense limit in effect at the time of the recoupment. Any amounts recouped by the Advisor during the year are reflected on the Statements of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of October 31, 2017, the recoupments that may potentially be made by the Funds are as follows:

	Expires 2/28/18	Expires 2/28/19	Expires 2/29/20	Expires 2/28/21	Total
Access Flex Bear High Yield Fund	$25,004	$34,286	$64,791	$11,746	$135,827

5. Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended October 31, 2017 were as follows:

	Purchases	Sales
Access Flex High Yield Fund	$348,298,613	$362,291,536

6. Investment Risks

Some risks apply to all Funds, while others are specific to the investment strategy of a Fund. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

Risks Associated with the Use of Derivatives

The Funds obtain investment exposure through derivatives (i.e., swap agreements and futures contracts), which may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., securities in the high yield market). These include 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is temporarily mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., securities in the high yield market) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may also expose a Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Active Investor Risk

The Funds permit short-term trading of their securities. In addition, the Advisor expects a significant portion of the assets invested in the Funds to come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover, and may result in additional costs for a Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Fund’s prospectus.

Credit Default Swaps (CDS) Risk

While the Access Flex Bear High Yield Fund will normally be a net “buyer” of CDS and while the Access Flex High Yield Fund will normally be a net “seller” of CDS, at times the Access Flex Bear High Yield Fund may be a net “seller” and the Access Flex High Yield Fund may be a net “buyer” of CDS. When a Fund is a seller of credit protection, upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. When a Fund is a buyer of credit protection, upon the occurrence of a credit event, the counterparty to the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity.

Although, the Fund intends, as practicable, to obtain exposure through centrally cleared CDS, an active market may not exist for any of the CDS in which the Fund invests or in the reference entities subject to the CDS. As a result, the Fund’s ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions. Because a Fund may use a single counterparty or a small number of counterparties, certain CDS involve many reference entities and there are no limitations on the notional amount established for the CDS. As a result, counterparty risk may be amplified.

October 31, 2017 :: Notes to Financial Statements :: Access One Trust :: 29

Counterparty Risk

The Funds will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. Each Fund generally structures the agreements such that, either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

The Funds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Advisor to be of comparable quality. These are usually major, global financial institutions. Although the counterparty to a centrally cleared swap agreement and/or exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with a clearing organization as well as any gains owed but not paid to the Fund if the clearing organization becomes insolvent or otherwise fails to perform its obligations.

Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In the case of cleared swaps, customers of a FCM in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Funds invest, a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains, or from achieving a high correlation (or inverse correlation) with the total return of the high yield market.

Debt Instruments Risk

Each Fund will invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. Typically, the price of outstanding debt instruments falls when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. These factors may cause the value of an investment in a Fund to change. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. The Access Flex Bear High Yield Fund is inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such as the Access Flex High Yield Fund.

High Yield Risk

Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security,

30 :: Access One Trust :: Notes to Financial Statements :: October 31, 2017

resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect a Fund’s performance. While the realization of certain of these risks may benefit the Access Flex Bear High Yield Fund because it seeks investment results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.

7. Federal Income Tax Information

The tax character of dividends paid to shareholders during the tax years ended, as noted below, were as follows:

	Year Ended October 31, 2017				Year Ended October 31, 2016
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Access Flex High Yield Fund	$1,111,868	$—	$—	$1,111,868	$1,260,043	$—	$—	$1,260,043

As of the tax year ended October 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and OtherLosses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Access Flex Bear High Yield Fund	$—	$—	$—	$(19,552,580)	$—	$(19,552,580)
Access Flex High Yield Fund	364,865	—	—	(2,219,465)	31,871	(1,822,729)

Under current tax law, specific ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following tax fiscal year. As of the current tax year ended October 31, 2017, the following Fund had deferred losses which will be treated as arising on the first day of the tax fiscal year ending on October 31, 2018.

Qualifed Late Year Ordinary Losses
Access Flex Bear High Yield Fund	$62,145

As of the tax year ended October 31, 2017, the Funds had capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

	Expires 2018	Expires 2019	Total
Access Flex Bear High Yield Fund	$11,853,417	$2,410,993	$14,264,410
Access Flex High Yield Fund	—	2,219,465	2,219,465

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Access Flex Bear High Yield Fund	$4,957,872	$268,153	$5,226,025

The Board does not intend to authorize a distribution of any realized gain for a Fund until any applicable CLCF has been offset or expires.

At October 31, 2017, the cost, gross unrealized appreciation and gross unrealized depreciation on investment securities and derivative instruments, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Flex Bear High Yield Fund	$412,000	$—	$—	$—
Access Flex High Yield Fund	29,362,220	31,871	—	31,871

October 31, 2017 :: Notes to Financial Statements :: Access One Trust :: 31

8. Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman Brothers Holdings, Inc. (altogether, “Lehman”) whereby Lehman acted as a counterparty to certain derivative transactions. All derivatives transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions were not due to be made until on or after that date. Settlement of these transactions has been delayed due to Lehman’s bankruptcy proceedings.

As of October 31, 2017, Access Flex Bear High Yield Fund was owed $344,500 of the original amount owed, as of September 15, 2008, of $925,069, from over-the-counter derivatives transactions with Lehman. To the extent Lehman fails to fully pay the Access Flex Bear High Yield Fund by the conclusion of the bankruptcy in connection with the settlement of such transactions, the Advisor, an affiliate of the Trust, has entered into a Receivables Agreement dated September 15, 2008 to reimburse the Access Flex Bear High Yield Fund for any shortfall in payments from Lehman. Specifically, the Receivables Agreement among the Advisor, ProShare Advisors LLC (an investment adviser affiliated with the Advisor) and ProFunds Trust, ProShares Trust and the Trust (collectively, the “PF Trusts”) (each affiliated and under common controls with the other PF Trusts) provides that the investment adviser to specified funds of the PF Trusts will contribute cash to any such fund, equal to the amounts owed to the Access Flex Bear High Yield Fund from Lehman for brokerage transactions or written over-the-counter derivatives agreements as of September 15, 2008 (the “Lehman Obligations”). The Receivable Agreement will not terminate until all Lehman Obligations are paid. Payments are triggered if any specified fund of a PF Trust, including the Access Flex Bear High Yield Fund, does not recover the full amounts owed to it by Lehman following the conclusion of all bankruptcy, liquidation and Securities Investor Protection Corporation proceedings related to Lehman. Accordingly, no loss is expected to be realized by the Access Flex Bear High Yield Fund. Lehman has made payments on the original amount owed to Access Flex Bear High Yield Fund. The fair value of the remaining claim due from Lehman in the Access Flex Bear High Yield Fund is $64,755 and is included in “Receivable for closed swap positions” on the Statements of Assets and Liabilities. The fair value of the amount that is estimated to be paid by the Advisor is $279,745 and is included in “Due from Advisor under a Receivables Agreement” on the Statements of Assets and Liabilities. All other outstanding swap agreement balances due from (or to) Lehman have been substantially relieved as of October 31, 2017.

9. Reverse Shares Splits

Effective December 5, 2016, the Access Flex Bear High Yield Fund underwent a 1-for-5 reverse share split. The effect of the reverse share split transaction was to divide the number of outstanding shares of the Access Flex Bear High Yield Fund by the reverse split factor, with a corresponding increase in the net asset value per share. This transaction did not change the net assets of the Access Flex Bear High Yield Fund or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the reverse share split.

10. Subsequent Events

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that have a material impact on the Funds’ financial statements.

32 :: Access One Trust :: Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Access One Trust:

We have audited the accompanying statements of assets and liabilities of Access One Trust (the Funds) (comprised of Access Flex Bear High Yield Fund and Access Flex High Yield Fund), including the schedules of portfolio investments, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2017

October 31, 2017 :: Board Approval of Investment Advisory Agreement (unaudited) :: Access One Trust :: 33

At a meeting held on September 11-12, 2017, the Board of Trustees (the “Board”), including the trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the renewal of the Investment Advisory Agreement between ProFund Advisors LLC (the “Advisor”) and the Trust on behalf of each Fund (the “Advisory Agreement”). The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement for each respective Fund were fair and reasonable and in the best interests of shareholders.

The Board requested, and the Advisor provided, information that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including:

(i)	detailed information about the advisory services provided by the Advisor;
(ii)	the Advisor’s Form ADV;
(iii)	biographies of employees primarily responsible for providing investment advisory services;
(iv)	information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year;
(v)	information regarding advisory fees earned versus advisory fees waived for previous periods;
(vi)	performance information for prior periods;
(vii)	comparative industry fee data;
(viii)	information about fees and other amounts received by the Advisor and its affiliates for non-advisory services;
(ix)	information regarding trade allocation and best execution;
(x)	information about the financial condition of the Advisor; and
(xi)	information regarding how the Advisor monitors each Fund’s compliance with regulatory requirements and Trust procedures.

The Board evaluated this information, and the Independent Trustees were advised by legal counsel with respect to their deliberations. In addition, the Independent Trustees retained the services of an independent consultant to assist them in evaluating information with respect to certain aspects of their review of the contractual arrangements with respect to the Funds. In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

In addition to the information provided and discussions that occurred at the meeting on September 12-13, 2016, the Board regularly considers matters bearing on the Funds and their investment advisory, administration and distribution arrangements, including the Funds’ investment results and performance data, at their regular meetings throughout the year. The Board’s conclusions may take into account their consideration of the relevant arrangements during the course of the year and in prior years.

The Board took note of all the information that was provided and considered all of the factors relevant, none of which the Trustees indicated was dispositive by itself, including, among other things:

(i)	the nature, extent, and quality of the services that were provided by the Advisor;
(ii)	the costs of the services provided and the profits realized by the Advisor from the relationship with the Funds;
(iii)	the investment performance of the Funds; and
(iv)	the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

Nature, Extent and Quality of the Advisor’s Services

The Board reviewed the nature, extent and quality of the investment advisory services performed by the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively. In particular, the Board considered the following:

•	the investment objective of each Fund, the Advisor’s description of the skills needed to manage each Fund, and the Advisor’s success in achieving the investment objectives of each Fund;
•	the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience and the specific expertise necessary to manage the Funds;
•	the structure of the portfolio staff compensation program and the incentives it is intended to provide;
•	the collateral, credit and cash management functions at the Advisor and the enhancements made in these areas;
•	the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives and minimize counterparty risk; and
•	information regarding allocation of Fund brokerage and the selection of counterparties, as well as favorable terms of derivatives transactions the Advisor was able to negotiate with swap counterparties.

The Board also reviewed the Advisor’s compliance program and discussed it with the Funds’ Chief Compliance Officer (CCO). The Board and the CCO discussed the CCO’s evaluation of the operation of the Advisor’s compliance program, changes made to the Advisor’s compliance program since the CCO’s last annual report to the Board, and whether the CCO believed enhancements to the compliance program were warranted. The Board discussed compliance issues reported to the Board during the reporting period and the remediation of such issues. The Board discussed

34 :: Access One Trust :: Board Approval of Investment Advisory Agreement (unaudited) :: October 31, 2017 key risk areas identified by the CCO and how such risks are addressed by the compliance program.

Based upon its review, the Board concluded that, (i) the investment advisory services provided by the Advisor were of high quality, (ii) that the Advisor successfully achieved the investment goals of the Funds, (iii) that the Advisor’s services benefited the Funds’ shareholders, particularly in light of the nature of the Funds and the services required to support them and (iv) it was generally satisfied with the nature, quality and extent of services provided to the Funds by the Advisor.

Comparison of Advisory Services and Fees

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability to the fees paid by other investment companies, including mutual funds offering strategies similar in nature and extent to the Funds. The Board discussed the methodology used to prepare the comparative fee data for each Fund and noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because of difference among fund complexes related to investment styles and operations. Notwithstanding this challenge, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees.

The Board reviewed information prepared by FUSE Research Network (“FUSE”), comparing management fee and expense information for each Fund to that of a peer group determined by FUSE. The Board considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fees after taking waivers and reimbursements into account.

The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds but concluded that the Funds’ advisory fee rates were reasonable given the services provided.

Profitability

The Board considered the significant drivers of cost including, but not limited to, intellectual capital, regulatory compliance, daily portfolio rebalancing, and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the Funds. The Board considered the profitability to the Advisor of its management of each of the Funds. The Board recognized that it is difficult to compare profitability from fund investment advisory contracts because comparative information is in most cases not publicly available and to the extent such information is available it is affected by numerous factors, including the nature of a fund’s shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are typically reported net of distribution and marketing expenses.

Based on its review, the Board concluded that the profitability to the Advisor of the Advisory Agreement was reasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Advisor

The Board considered total return information for each Fund and focused on the correlation of returns to benchmark information for each Fund for the 3-month, 1-year, 5-year, 10-year and since inception periods ended June 30, 2017. The Board also considered performance information provided at regular Board meetings throughout the reporting period. The Board noted that correlation of returns for each Fund remained strong during the applicable periods and Fund performance versus target performance was generally within expected ranges. The Board further noted that, given the nature of the Funds, the correlation of each Fund’s performance with the performance of its underlying benchmark was a more meaningful factor than the Fund’s total return.

The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board also considered any indirect, or “fall-out,” benefits that the Advisor derived from its relationship to the Funds but concluded that such benefits were relatively insignificant. The Board considered that ProFund Distributors, Inc., a wholly-owned subsidiary of the Advisor, earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.

Economies of Scale

The Board discussed with representatives of the Advisor potential economies of scale associated with certain costs, and how and when shareholders might benefit from economies of scale. The Board considered that effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and the ProFunds trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion.

Conclusions

The Board, including the Independent Trustees, concluded that, with respect to each Fund, the investment advisory fees and other compensation payable by the Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the Advisory Agreement was in the best interests of the shareholders of the Fund. The Board indicated to the Advisor that it will continue to consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

Trustees and Executive Officers (unaudited) :: Access One Trust :: 35

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorship Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (112); Access One Trust (3); ProShares (112)	Context Capital

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present).	ProFunds (112); Access One Trust (3); ProShares (112)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	Linden Lane Advisors, LLC (Real Estate Development): Principal (2010 to present).	ProFunds (112); Access One Trust (3); ProShares (112)	NAIOP (the Commercial Real Estate Development Association)

Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; December 2004 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112); Access One Trust (3); ProShares (112)
*	The “Fund Complex” consists of all operational registered investment companies advised by the Advisor and any operational registered investment companies that have an investment adviser that is an affiliated person of the Advisor. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Todd B. Johnson 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; December 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors LLC (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present); Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).

Richard F. Morris 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present	General Counsel of the Advisor, ProShare Advisors, and ProShare Capital Management, LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015); General Counsel, WisdomTree Asset Management (October 2010 to October 2012).

Christopher E. Sabato 4400 Easton Commons, Suite 200 Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present).

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

Access Funds

Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers
For Individual Investors Only: 888-776-3637
Institutions and Financial Professionals Only: 888-776-5717
Website Address: ProFunds.com

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit ProFunds.com.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at ProFunds.com; and (iii) on the Securities and Exchange Commission’s website at sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at ProFunds.com; and (iii) on the Commission’s website at sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

PRO1017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William D. Fertig, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

2016 $43,000

2017 $44,500

The fees relate to the audit of the registrant’s annual financial statements paid to KPMG LLP.

(b)	Audit-Related Fees:

2016 $3,000

2017 $3,000

The fees relate to the review of post-effective registration statements paid to KPMG LLP.

(c)	Tax Fees:

2016 $9,500

2017 $9,750

The fees relate to the preparation of the registrant’s tax returns, review of income and capital gain distribution calculations,

and fees related to quarterly asset diversification tests. These fees were paid to KPMG LLP.

(d)	All Other Fees:

2016 $0

2017 $0

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2) No Services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable as less than 50%.

(g)	2016 $12,500

2017 $12,750

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Not applicable.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Access One Trust

By (Signature and Title)* /s/ Christopher E. Sabato

Christopher E. Sabato, Treasurer and Principal Financial Officer

Date December 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Todd B. Johnson

Todd B. Johnson, President and Principal Executive Officer

Date December 27, 2017

By (Signature and Title)* /s/ Christopher E. Sabato

Christopher E. Sabato, Treasurer and Principal Financial Officer

Date December 27, 2017

* Print the name and title of each signing officer under his or her signature.